Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2012
Commitments and Contingent Liabilities

Note 23—Commitments and contingent liabilities

In the normal course of business, various commitments and contingent liabilities are outstanding which are not reflected in the accompanying consolidated balance sheets.

Our significant trading and off-balance sheet risks are securities, foreign currency and interest rate risk management products, commercial lending commitments, letters of credit, securities lending indemnifications and support agreements. We assume these risks to reduce interest rate and foreign currency risks, to provide customers with the ability to meet credit and liquidity needs and to hedge foreign currency and interest rate risks. These items involve, to varying degrees, credit, foreign exchange and interest rate risk not recognized in the balance sheet. Our off-balance sheet risks are managed and monitored in manners similar to those used for on-balance sheet risks. Significant industry concentrations related to credit exposure at Dec. 31, 2012 are disclosed in the financial institutions portfolio exposure table and the commercial portfolio exposure table below.

Financial institutions portfolio exposure	Dec. 31, 2012
(in billions)	Loans	Unfunded commitments	Total exposure
Banks	$5.6	$2.0	$7.6
Securities industry	4.2	2.1	6.3
Asset managers	1.1	3.8	4.9
Insurance	0.1	4.3	4.4
Government	-	2.1	2.1
Other	0.3	1.4	1.7
Total	$11.3	$15.7	$27.0

Commercial portfolio exposure	Dec. 31, 2012
(in billions)	Loans	Unfunded commitments	Total exposure
Services and other	$0.5	$5.6	$6.1
Energy and utilities	0.5	5.5	6.0
Manufacturing	0.3	5.6	5.9
Media and telecom	0.1	1.6	1.7
Total	$1.4	$18.3	$19.7

Major concentrations in securities lending are primarily to broker-dealers and are generally collateralized with cash. Securities lending transactions are discussed below.

The following table presents a summary of our off-balance sheet credit risks, net of participations.

Off-balance sheet credit risks (in millions)	Dec. 31,
	2012	2011
Lending commitments (a)	$31,265	$28,406
Standby letters of credit (b)	7,167	6,707
Commercial letters of credit	219	437
Securities lending indemnifications	245,717	268,812
Support agreements	-	63
(a)	Net of participations totaling $350 million at Dec 31, 2012 and $326 million at Dec. 31, 2011.
(b)	Net of participations totaling $1.0 billion at Dec. 31, 2012 and $1.2 billion at Dec. 31, 2011.

Included in lending commitments are facilities that provide liquidity for variable rate tax-exempt securities wrapped by monoline insurers. The credit approval for these facilities is based on an assessment of the underlying tax-exempt issuer and considers factors other than the financial strength of the monoline insurer.

The total potential loss on undrawn lending commitments, standby and commercial letters of credit, and securities lending indemnifications is equal to the total notional amount if drawn upon, which does not consider the value of any collateral.

Since many of the commitments are expected to expire without being drawn upon, the total amount does not necessarily represent future cash requirements. A summary of lending commitment maturities is as follows: $9.0 billion in less than one year, $22.2 billion in one to five years and $0.1 billion over five years.

Standby letters of credit (“SBLC”) principally support corporate obligations. As shown in the off-balance sheet credit risks table, the maximum potential exposure of SBLCs was $7.2 billion at Dec 31, 2012 and $6.7 billion at Dec. 31, 2011, and includes $781 million and $485 million that were collateralized with cash and securities at Dec. 31, 2012 and 2011, respectively. At Dec. 31, 2012, $4.1 billion of the SBLCs will expire within one year and $3.1 billion in one to five years.

We must recognize, at the inception of standby letters of credit and foreign and other guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee. As required by ASC 460 – Guarantees, the fair value of the liability, which was recorded with a corresponding asset in other assets, was estimated as the present value of contractual customer fees.

The estimated liability for losses related to these commitments and SBLCs, if any, is included in the allowance for lending-related commitments. The allowance for lending-related commitments was $121 million at Dec. 31, 2012 and $103 million at Dec. 31, 2011.

Payment/performance risk of SBLCs is monitored using both historical performance and internal ratings criteria. BNY Mellon’s historical experience is that SBLCs typically expire without being funded. SBLCs below investment grade are monitored closely for payment/performance risk. The table below shows SBLCs by investment grade:

Standby letters of credit	Dec. 31,
	2012	2011
Investment grade	93%	91%
Noninvestment grade	7%	9%

A commercial letter of credit is normally a short-term instrument used to finance a commercial contract for the shipment of goods from a seller to a buyer. Although the commercial letter of credit is contingent upon the satisfaction of specified conditions, it represents a credit exposure if the buyer defaults on the underlying transaction. As a result, the total contractual amounts do not necessarily represent future cash requirements. Commercial letters of credit totaled $219 million at Dec. 31, 2012 compared with $437 million at Dec. 31, 2011.

A securities lending transaction is a fully collateralized transaction in which the owner of a security agrees to lend the security (typically through an agent, in our case, The Bank of New York Mellon), to a borrower, usually a broker-dealer or bank, on an open, overnight or term basis, under the terms of a prearranged contract, which normally matures in less than 90 days.

We typically lend securities with indemnification against borrower default. We generally require the borrower to provide cash collateral with a value of 102% of the fair value of the securities borrowed, which is monitored on a daily basis, thus reducing credit risk. Market risk can also arise in securities lending transactions. These risks are controlled through policies limiting the level of risk that can be undertaken. Securities lending transactions are generally entered into only with highly rated counterparties. Securities lending indemnifications were secured by collateral of $253 billion at Dec. 31, 2012 and $276 billion at Dec. 31, 2011. We recorded $198 million of fee revenue from securities lending transactions in 2012 compared with $183 million in 2011.

We expect many of these guarantees to expire without the need to advance any cash. The revenue associated with guarantees frequently depends on the credit rating of the obligor and the structure of the transaction, including collateral, if any.

At Dec. 31, 2012, BNY Mellon had no exposure to support agreements in excess of the reserve. This compares with $63 million at Dec. 31, 2011.

Operating leases

Net rent expense for premises and equipment was $313 million in 2012, $350 million in 2011 and $314 million in 2010.

At Dec. 31, 2012, we were obligated under various noncancelable lease agreements, some of which provide for additional rents based upon real estate taxes, insurance and maintenance and for various renewal options. A summary of the future minimum rental commitments under noncancelable operating leases, net of related sublease revenue, is as follows: 2013—$286 million; 2014—$250 million; 2015—$219 million; 2016—$203 million; 2017—$188 million; and 2018 and thereafter—$744 million.

Indemnification Arrangements

In connection with certain offshore tax exempt funds, that we manage in the UK, we may be liable to indemnify the funds for income tax payments the funds may be required to make in the UK. Her Majesty’s Revenue and Customs (“HRMC”) has asserted that some of these funds may be considered resident in the UK and liable for income taxes starting in 1998. The Company is continuing discussions with HMRC regarding the funds. At the present time, we do not believe any indemnity payments related to the funds are probable or estimable.

We have provided standard representations for underwriting agreements, acquisition and divestiture agreements, sales of loans and commitments, and other similar types of arrangements and customary indemnification for claims and legal proceedings related to providing financial services that are not otherwise included above. Insurance has been purchased to mitigate certain of these risks. Generally, there are no stated or notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. Furthermore, often counterparties to these transactions provide us with comparable indemnifications. We are unable to develop an estimate of the maximum payout under these indemnifications for several reasons. In addition to the lack of a stated or notional amount in a majority of such indemnifications, we are unable to predict the nature of events that would trigger indemnification or the level of indemnification for a certain event. We believe, however, that the possibility that we will have to make any material payments for these indemnifications is remote. At Dec. 31, 2012 and Dec. 31, 2011, we had no material liabilities under these arrangements.

Clearing and Settlement Exchanges

We are a minority equity investor in, and member of, several industry clearing or settlement exchanges through which foreign exchange, securities, or other transactions settle. Certain of these industry clearing and settlement exchanges require their members to guarantee their obligations and liabilities or to provide financial support in the event other members do not honor their obligations. We believe the likelihood that a clearing or settlement exchange (of which we are a member) would become insolvent is remote. Additionally, certain settlement exchanges have implemented loss allocation policies which enable the exchange to allocate settlement losses to the members of the exchange. It is not possible to quantify such mark-to-market loss until the loss occurs. In addition, any ancillary costs that occur as a result of any mark-to-market loss cannot be quantified. At Dec. 31, 2012 and Dec. 31, 2011, we have not recorded any material liabilities under these arrangements.

Legal proceedings

In the ordinary course of business, BNY Mellon and its subsidiaries are routinely named as defendants in or made parties to pending and potential legal actions and regulatory matters. Claims for significant monetary damages are often asserted in many of these legal actions, while claims for disgorgement, penalties and/or other remedial sanctions may be sought in regulatory matters. It is inherently difficult to predict the eventual outcomes of such matters given their complexity and the particular facts and circumstances at issue in each of these matters. However, on the basis of our current knowledge and understanding, we do not believe that judgments or settlements, if any, arising from these matters (either individually or in the aggregate, after giving effect to applicable reserves and insurance coverage) will have a material adverse effect on the consolidated financial position or liquidity of BNY Mellon, although they could have a material effect on net income in a given period.

In view of the inherent unpredictability of outcomes in litigation and regulatory matters, particularly where (i) the damages sought are substantial or indeterminate, (ii) the proceedings are in the early stages, or (iii) the matters involve novel legal theories or a large number of parties, as a matter of course there is considerable uncertainty surrounding the timing or ultimate resolution of litigation and regulatory matters, including a possible eventual loss, fine, penalty or business impact, if any, associated with each such matter. In accordance with applicable accounting guidance, BNY Mellon establishes accruals for litigation and regulatory matters when those matters proceed to a stage where they present loss contingencies that are both probable and reasonably estimable. In such cases, there may be a possible exposure to loss in excess of any amounts accrued. BNY Mellon will continue to monitor such matters for developments that could affect the amount of the accrual, and will adjust the accrual amount as appropriate. If the loss contingency in question is not both probable and reasonably estimable, BNY Mellon does not establish an accrual and the matter will continue to be monitored for any developments that would make the loss contingency both probable and reasonably estimable. BNY Mellon believes that its accruals for legal proceedings are appropriate and, in the aggregate, are not material to the consolidated financial position of BNY Mellon, although future accruals could have a material effect on net income in a given period.

For certain of those matters described herein for which a loss contingency may, in the future, be reasonably possible (whether in excess of a related accrued liability or where there is no accrued liability), BNY Mellon is currently unable to estimate a range of reasonably possible loss. For those matters where BNY Mellon is able to estimate a reasonably possible loss, exclusive of matters described in Note 13 of the Notes to Consolidated Financial Statements, subject to the accounting and reporting requirements of ASC 740 (FASB Interpretation 48), the aggregate range of such reasonably possible loss is up to $470 million in excess of the accrued liability (if any) related to those matters.

The following describes certain judicial, regulatory and arbitration proceedings involving BNY Mellon:

Sentinel Matters

As previously disclosed, on Jan. 18, 2008, The Bank of New York Mellon filed a proof of claim in the Chapter 11 bankruptcy proceeding of Sentinel Management Group, Inc. (“Sentinel”) pending in federal court in the Northern District of Illinois, seeking to recover approximately $312 million loaned to Sentinel and secured by securities and cash in an account maintained by Sentinel at The Bank of New York Mellon. On March 3, 2008, the bankruptcy trustee filed an adversary complaint against The Bank of New York Mellon seeking to disallow The Bank of New York Mellon’s claim and seeking damages for allegedly aiding and abetting Sentinel insiders in misappropriating customer assets and improperly using those assets as collateral for the loan. In a decision dated Nov. 3, 2010, the court found for The Bank of New York Mellon and against the bankruptcy trustee, holding that The Bank of New York Mellon’s loan to Sentinel is valid, fully secured and not subject to equitable subordination. The bankruptcy trustee appealed this decision, and on Aug. 9, 2012, the United States Court of Appeals for the Seventh Circuit issued a decision affirming the trial court’s judgment. On Sept. 7, 2012, the bankruptcy trustee filed a petition for rehearing on the fraudulent transfer portion of the opinion and, on Nov. 30, 2012, the Court of Appeals withdrew its opinion and vacated its judgment. The appeal remains under consideration.

As previously disclosed, in November 2009, the Division of Enforcement of the U.S. Commodities Futures Trading Commission (“CFTC”) indicated that it is considering a recommendation to the CFTC that it file a civil enforcement action against The Bank of New York Mellon for possible violations of the Commodity Exchange Act and CFTC regulations in connection with its relationship to Sentinel. The Bank of New York Mellon responded in writing to the CFTC on Jan. 29, 2010 and provided an explanation as to why an enforcement action is unwarranted.

Securities Lending Matters

As previously disclosed, BNY Mellon or its affiliates have been named as defendants in a number of lawsuits initiated by participants in BNY Mellon’s securities lending program, which is a part of BNY Mellon’s Investment Services business. The lawsuits were filed on various dates from 2009 to 2012, and are currently pending in courts in New York, South Carolina and North Carolina and in commercial court in London. The complaints assert contractual, statutory, and common law claims, including claims for negligence and breach of fiduciary duty. The plaintiffs allege losses in connection with the investment of securities lending collateral, including losses related to investments in Sigma Finance Inc. (“Sigma”), Lehman Brothers Holdings, Inc. and certain asset-backed securities, and seek damages as to those losses. Two of the pending cases seek to proceed as class actions.

On Oct. 25, 2012, the court entered final approval of a previously-announced settlement of the Oklahoma class action lawsuit concerning Sigma losses. Under the terms of the settlement, The Bank of New York Mellon agreed to pay $280 million in exchange for a complete release of claims in the class action.

Matters Relating To Bernard L. Madoff

As previously disclosed, on May 11, 2010, the New York State Attorney General commenced a civil lawsuit against Ivy Asset Management LLC (“Ivy”), a subsidiary of BNY Mellon that manages primarily funds-of-hedge-funds, and two of its former officers in New York state court. The lawsuit alleges that Ivy, in connection with its role as sub-advisor to investment managers whose clients invested with Madoff, did not disclose certain material facts about Madoff. The complaint seeks an accounting of compensation received from January 1997 to the present by the Ivy defendants in connection with the Madoff investments, and unspecified damages, including restitution, disgorgement, costs and attorneys’ fees.

As previously disclosed, on Oct. 21, 2010, the U.S. Department of Labor commenced a civil lawsuit against Ivy, two of its former officers, and others in federal court in the Southern District of New York. The lawsuit alleges that Ivy violated the Employee Retirement Income Security Act (“ERISA”) by failing to disclose certain material facts about Madoff to investment managers subadvised by Ivy whose clients included employee benefit plan investors. The complaint seeks disgorgement and damages.

As previously disclosed, Ivy or its affiliates have been named in a number of civil lawsuits filed beginning Jan. 27, 2009 relating to certain investment funds that allege losses due to the Madoff investments. Ivy acted as a sub-advisor to the investment managers of some of those funds. Plaintiffs assert various causes of action including securities and common-law fraud. Certain of the cases have been certified as class actions and/or assert derivative claims on behalf of the funds. Most of the cases have been consolidated in two actions in federal court in the Southern District of New York, with certain cases filed in New York State Supreme Court for New York and Nassau counties.

On Nov. 13, 2012, Ivy entered into a settlement agreement with the New York State Attorney General, the U.S. Department of Labor, and the civil lawsuit plaintiffs that would settle all claims for $210 million. The settlement is subject to judicial approval, which the various courts have preliminarily given. A hearing on final approval is scheduled for March 15, 2013.

On Dec. 8, 2010, the Trustee overseeing the Madoff liquidation sued many of the same defendants in bankruptcy court in New York, seeking to avoid withdrawals from Madoff investments made by various funds-of-funds (including six funds-of-funds managed by Ivy). On Oct. 12, 2012, Ivy and the Trustee entered into a written settlement agreement, agreeing to settle all claims for $2 million. The settlement was approved by the Bankruptcy Court on Dec. 4, 2012.

Medical Capital Litigations

As previously disclosed, The Bank of New York Mellon has been named as a defendant in a number of class actions and non-class actions brought by numerous plaintiffs in connection with its role as indenture trustee for debt issued by affiliates of Medical Capital Corporation. The actions, filed in late 2009 and currently pending in federal court in the Central District of California, allege that The Bank of New York Mellon breached its fiduciary and contractual obligations to the holders of the underlying securities, and seek unspecified damages. On Dec. 21, 2012, The Bank of New York Mellon entered into a settlement agreement with the plaintiffs and the Federal Equity Receiver for Medical Capital Corporation and its affiliates. Under the terms of the settlement, The Bank of New York Mellon will make a payment of $114 million in exchange for a complete release of claims. The settlement is subject to court approval.

Foreign Exchange Matters

As previously disclosed, beginning in December 2009, government authorities have been conducting inquiries seeking information relating primarily to standing instruction foreign exchange transactions in connection with custody services BNY Mellon provides to public pension plans and certain other custody clients. BNY Mellon is cooperating with these inquiries.

In addition, in early 2011, as previously disclosed, the Virginia Attorney General’s Office and the Florida Attorney General’s Office each intervened in a qui tam lawsuit pending in its jurisdiction, and, on Aug. 11, 2011, filed superseding complaints. On Nov. 9, 2012, the Virginia court, which had previously dismissed all of the claims against BNY Mellon, dismissed the lawsuit with prejudice by agreement of the parties. On Oct. 4, 2011, the New York Attorney General’s Office, the New York City Comptroller and various city pension and benefit funds filed a lawsuit asserting, claims under the Martin Act and state and city false claims acts. Also, on Oct. 4, 2011, the United States Department of Justice (“DOJ”) filed a civil lawsuit seeking civil penalties under 12 U.S.C. Section 1833a and injunctive relief under 18 U.S.C. Section 1345 based on alleged ongoing violations of 18 U.S.C. Sections 1341 and 1343 (mail and wire fraud). On Jan. 17, 2012, the court approved a partial settlement resolving the DOJ’s claim for injunctive relief. In October 2011, several political subdivisions of the state of California intervened in a qui tam lawsuit that was removed to federal district court in California. On March 30, 2012, the court dismissed certain of plaintiffs’ claims, including all claims under the California False Claims Act. Certain plaintiffs have since filed an amended complaint. Several plaintiffs also had their claims dismissed for improper venue and one refiled on Sept. 5, 2012 in a different California federal district court. On Oct. 26, 2011, the Massachusetts Securities Division filed an Administrative Complaint against BNY Mellon.

BNY Mellon has also been named as a defendant in several putative class action federal lawsuits filed on various dates in 2011 and 2012. The complaints, which assert claims including breach of contract and ERISA violations, all allege that the prices BNY Mellon charged for standing instruction foreign exchange transactions executed in connection with custody services provided by BNY Mellon were improper. In addition, BNY Mellon has been named as a nominal defendant in several derivative lawsuits filed 2011 and 2012 in state and federal court in New York. BNY Mellon has also been named in a qui tam lawsuit filed on May 22, 2012 in Massachusetts state court. To the extent these lawsuits are pending in federal court, they have been consolidated for pre-trial purposes in federal court in New York.

Lyondell Litigation

As previously disclosed, in an action filed in New York State Supreme Court for New York County, on Sept. 14, 2010, plaintiffs as holders of debt issued by Basell AF in 2005 allege that The Bank of New York Mellon, as indenture trustee, breached its contractual and fiduciary obligations by executing an intercreditor agreement in 2007 in connection with Basell’s acquisition of Lyondell Chemical Company. Plaintiffs are seeking damages for their alleged losses resulting from the execution of the 2007 intercreditor agreement that allowed the company to increase the amount of its senior debt.

Tax Litigation

As previously disclosed, on Aug. 17, 2009, BNY Mellon received a Statutory Notice of Deficiency disallowing tax benefits for the 2001 and 2002 tax years in connection with a 2001 transaction that involved the payment of UK corporate income taxes that were credited against BNY Mellon’s U.S. corporate income tax liability. On Nov. 10, 2009, BNY Mellon filed a petition with the U.S. Tax Court contesting the disallowance of the benefits. Trial was held from April 16 to May 17, 2012. On Feb. 11, 2013, the Tax Court upheld the IRS’s Notice of Deficiency and disallowed BNY Mellon’s tax credits and associated transaction costs. BNY Mellon will appeal the Tax Court’s ruling. See Note 13 of the Notes to Consolidated Financial Statements for additional information.

Mortgage-Securitization Trusts Proceeding

As previously disclosed, The Bank of New York Mellon as trustee is the petitioner in a legal proceeding filed in New York State Supreme Court, New York County on June 29, 2011, seeking approval of a proposed settlement involving Bank of America Corporation and bondholders in certain Countrywide residential mortgage-securitization trusts. The New York and Delaware Attorneys General have intervened in this proceeding.